Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended May 31, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$2,830,757
Unrealized Gain (Loss) on Market Value of Commodity Futures	(12,281,461)
Dividend Income	415,991
Interest Income	343,030
ETF Transaction Fees	1,400
Total Income (Loss)	$(8,690,283)

Expenses
Management Fees	$122,165
Professional Fees	28,646
Brokerage Commissions	13,631
Directors' Fees and insurance	5,842
Total Expenses	$170,284
Net Income (Loss)	$(8,860,567)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 5/1/23	$196,399,664
Withdrawals (300,000 Shares)	(15,814,292)
Net Income (Loss)	(8,860,567)

Net Asset Value End of Month	$171,724,805
Net Asset Value Per Share (3,300,000 Shares)	$52.04

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended May 31, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(168,487)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(8,324,600)
Dividend Income	313,865
Interest Income	239,927
ETF Transaction Fees	350
Total Income (Loss)	$(7,938,945)

Expenses
Management Fees	$72,895
Professional Fees	35,189
Brokerage Commissions	103
Directors' Fees and insurance	7,306
Total Expenses	$115,493
Net Income (Loss)	$(8,054,438)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 5/1/23	$139,438,481
Withdrawals (150,000 Shares)	(3,552,078)
Net Income (Loss)	(8,054,438)

Net Asset Value End of Month	$127,831,965
Net Asset Value Per Share (5,700,000 Shares)	$22.43

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended May 31, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$2,662,270
Unrealized Gain (Loss) on Market Value of Commodity Futures	(20,606,061)
Dividend Income	729,856
Interest Income	582,957
ETF Transaction Fees	1,750
Total Income (Loss)	$(16,629,228)

Expenses
Management Fees	$195,060
Professional Fees	63,835
Brokerage Commissions	13,734
Directors' Fees and insurance	13,148
Total Expenses	$285,777
Net Income (Loss)	$(16,915,005)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 5/1/23	$335,838,145
Withdrawals (450,000 Shares)	(19,366,370)
Net Income (Loss)	(16,915,005)

Net Asset Value End of Month	$299,556,770

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596